UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A

                         AMENDMENT NO. 2

                   AMENDMENT TO CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) September 2, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 4.   Changes in Registrant's Certifying Accountant.

     The Audit Committee of Competitive Technologies, Inc. ("the Company") has recommended and its Board of Directors has approved selection of BDO Seidman, LLP to replace PricewaterhouseCoopers LLP as the Company's independent accountant. In that connection, the Audit Committee recommended and the Board of Directors had approved dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant contingent upon BDO Seidman, LLP's acceptance of its engagement and execution of a satisfactory engagement letter.

     On September 2, 2003, PricewaterhouseCoopers LLP notified the Company that it viewed its dismissal to have occurred. A copy of PricewaterhouseCoopers LLP's September 2, 2003 letter is attached hereto as Exhibit 16.1. Accordingly, as of September 2, 2003, PricewaterhouseCoopers LLP was dismissed as the Company's auditor. It is the Company's understanding that PricewaterhouseCoopers LLP views its dismissal to have occurred on August 25, 2003. However, the Company disagrees with PricewaterhouseCoopers LLP's opinion as to the date of their dismissal, which was not intended to occur until the retention of new auditors was completed on September 16, 2003. But, the Company accepts that September 2, 2003 may be viewed as the dismissal date of PricewaterhouseCoopers LLP.

     The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the fiscal years ended July 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there was no disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          The Company has provided PricewaterhouseCoopers LLP a copy of the above statements and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PricewaterhouseCoopers LLP's letter in response to that request is attached hereto as Exhibit 16.2.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.    Description of Exhibit                  Page

     16.1 Letter from PricewaterhouseCoopers
                    dated September 2, 2003, regarding
                    change in certifying accountant           4

     16.2 Letter from PricewaterhouseCoopers
                    dated September 10, 2003, regarding
                    change in certifying accountant           5



                            Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  October 3, 2003                  /s/  John B. Nano
                                        By:  John B. Nano
                                        President and
                                        Chief Executive Officer